Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of April 8, 2024 is executed and delivered by each entity identified on the signature page hereto as a “Joining Originator” (the “Joining Originator”), in favor of MUFG Bank, Ltd., a Japanese banking corporation (“Buyer”), with respect to that certain Master Framework Agreement, dated as of October 9, 2020, by and among TXU Energy Retail Company LLC, a Texas limited liability company (“TXU”), as seller (the “Seller”), the various Originators from time to time party thereto, TXU, as seller party agent, and Buyer (as amended, restated, supplemented and otherwise modified from time to time, the “Framework Agreement”). Capitalized terms used and not otherwise defined are used with the meanings attributed thereto in the Framework Agreement (including those incorporated by reference therein), and the interpretive provisions of Section 1.2 of the Framework Agreement shall apply to this Joinder Agreement, mutatis mutandis.

Subject to receipt of counterparts hereof signed by the signatories below, by its signature below, the Joining Originator hereby absolutely and unconditionally agrees to become a party to the Framework Agreement as an Originator thereunder and to be bound by all of the provisions thereof, and hereby makes as to itself, as of the date hereof, each of the representations and warranties in Section 5.1 of the Framework Agreement, which representations and warranties shall, where applicable, be deemed to include this Joinder Agreement and the other agreements, documents, certificates and opinions delivered in connection herewith.

Attached hereto are (i) an amended and restated version of Schedule 3 to the Framework Agreement incorporating relevant information with respect to the Joining Originator, (ii) an amended and restated version of Schedule 4 to the Framework Agreement incorporating relevant information with respect to the Joining Originator and (iii) each of the other documents, certificates and opinions required to be delivered by the Joining Originator pursuant to Section 3.5 of the Framework Agreement. After giving effect to the amendments and restatements embodied in such Schedules 3 and 4 and the execution and delivery of this Joinder Agreement and the other aforementioned agreements, certificates, documents and opinions by each of the applicable parties hereto or thereto, each of the representations and warranties contained in Section 5.1 of the Framework Agreement will be true and correct in all material respects (except that any representation or warranty that is subject to any materiality qualification shall be true and correct in all respects) as to the Joining Originator.

The provisions of Article 9 of the Framework Agreement are incorporated in this Joinder Agreement by this reference with the same force and effect as if set forth in full herein except that references in such Article 9 to “this Framework Agreement” shall be deemed to refer to “this Joinder Agreement and to the Framework Agreement as modified by this Joinder Agreement.”

The Guarantor hereby acknowledges the Joining Originator’s entry into this Joinder Agreement and consents to the terms and conditions of this Joinder Agreement, it being understood that (i) such terms and conditions may affect the extent of the Obligations (as defined in the Guaranty) for which such Guarantor may be liable under the Guaranty and (ii) the Joining Originator shall constitute an “Originator” for purposes of the Guaranty. The Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Joinder Agreement and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement or the Master Repurchase Agreement (as the case may be) shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement or Master Repurchase Agreement.

Please acknowledge your consent to the Joining Originator’s joinder to the Framework Agreement by signing the enclosed copy hereof in the appropriate space provided below.

[signature pages follow]

IN WITNESS WHEREOF, the Joining Originator has executed this Joinder Agreement as of the date first written above.

ENERGY HARBOR LLC,
as the Joining Originator
By:	/s/ William M. Quinn
Name:	William M. Quinn
Title:	Senior Vice President and Treasurer

S-1	Joinder Agreement

Each of the undersigned hereby consents

to the Joining Originator’s joinder to the Framework Agreement:

MUFG BANK, LTD., as Buyer

By:	/s/ Maggie Cirullo
Name:	Maggie Cirullo
Title:	Vice President

TXU ENERGY RETAIL COMPANY LLC, as Seller Party Agent

By:	/s/ William M. Quinn
Name:	William M. Quinn
Title:	Senior Vice President and Treasurer

VISTRA OPERATIONS COMPANY LLC, as Guarantor

By:	/s/ William M. Quinn
Name:	William M. Quinn
Title:	Senior Vice President and Treasurer

S-2	Joinder Agreement

SCHEDULE 4

ORIGINATORS

Originator	Location
TXU Energy Retail Company LLC	Texas

Dynegy Energy Services, LLC	Delaware

Dynegy Energy Services (East), LLC	Delaware

Ambit Texas, LLC	Texas

TRIEAGLE ENERGY LP	Texas

Value Based Brands LLC	Texas

Energy Harbor LLC	Delaware

Schedule 4